Tortoise Energy Capital Corp.

TYY LISTED NYSE

Yield

Growth

Quality

2013 3rd Quarter Report

August 31, 2013

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. (NYSE: TYY) is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYY seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYY seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYY Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

September 15, 2013

Dear Fellow Stockholders,

Equity market performance was uneven over the summer months, with the S&P 500® registering gains in July but declines for both June and August. The broad market index closed the three month period with a paltry 0.7 percent gain and a much healthier 17.2 percent return for the fiscal year to date ending Aug. 31, 2013. Disappointing data on manufacturing and new home sales in July set the tone for a downbeat August that erased much of July’s gains. Early in August, U.S. unemployment dropped to its lowest level since December 2008, renewing speculation that the Federal Reserve may begin to taper its quantitative easing. Additional headwinds in August included an escalation of the crisis in Syria and economic data showing sluggish consumer spending. Against this uneven backdrop, midstream MLPs outperformed the broader market.

Master Limited Partnership Sector Review

The Tortoise MLP Index® posted a 0.7 percent and 16.7 percent total return for the three and nine months ending Aug. 31, 2013, respectively. MLPs’ performance during the quarter was markedly lower than in previous fiscal quarters. This was largely in response to concern and uncertainty around rising interest rates, as well as the digestion of increased equity offerings and some compression in crude oil location price differentials that had previously been at record levels. Midstream MLPs dramatically outperformed upstream MLPs for the quarter and by a wide margin for the fiscal year to date, as reflected by the Tortoise Midstream MLP Index’s 19.4 percent fiscal year-to-date return as compared to the Tortoise Upstream MLP Index’s -4.0 percent return for the same period. This outperformance was driven by midstream MLPs’ solid fundamentals, strong underlying distribution growth and continued infrastructure build-out in support of robust production out of North American shales, as well as some market and regulatory pressures faced by certain upstream MLPs.

The midstream sector of the energy value chain continues to benefit from escalating volumes of oil and natural gas production, which in turn is driving infrastructure build-out. To put this production growth into perspective, consider that domestic crude oil production rose 17.4 percent from July 2012 to July 2013, averaging a 25-year high of nearly 7.5 million barrels per day.1 By 2020, oil production may approach 10 million barrels per day.2 The natural gas production numbers are equally astounding. It is estimated that U.S. natural gas production, which effectively has eliminated U.S. dependency on foreign gas imports, will reach nearly 74 billion cubic feet per day by the end of this decade, an increase of 50 percent since 2005.3 We continue to project more than $50 billion in MLP growth projects from 2013 through 2015 to support this activity.

Capital markets are humming, with MLPs raising approximately $32 billion in equity and $23 billion in debt fiscal year to date through Aug. 31, 2013. This included the launch of four new midstream MLP initial public offerings during the fiscal quarter. Fiscal year to date, 12 MLPs have gone public, raising total proceeds of $3.2 billion. Merger and acquisition (M&A) activity also has been vigorous, with announced MLP transactions totaling nearly $40 billion fiscal year to date, including more than $16 billion in the quarter. The largest announced midstream transactions in the quarter were two sponsor dropdowns, with Spectra Energy Corporation and EQT Corporation both announcing dropdowns of midstream assets to their respective MLPs. Both transactions are pending.

Fund Performance Review

The fund’s total assets increased from approximately $1.02 billion on May 31, 2013 to $1.04 billion on Aug. 31, 2013, resulting primarily from market appreciation of its investments. The fund’s market-based total return was -0.3 percent and 17.9 percent (both including the reinvestment of distributions) for the three and nine months ending Aug. 31, 2013. The fund’s NAV-based total return was 2.5 percent and 19.9 percent for the same periods. During the periods, the fund’s market total return underperformed its NAV return, resulting in a narrowing of its market price premium relative to its NAV.

During the fiscal quarter, the fund’s asset performance was boosted by its exposure to natural gas pipeline, refined product pipeline and gathering and processing MLPs as well as its overall midstream focus. Refined product pipelines specifically saw a boost from a favorable tariff escalator (PPI + 2.65 percent) and, along with natural gas pipelines, the ongoing investment in energy infrastructure to support the country’s emerging supply basins. Gathering and processing MLPs benefitted from a growing fee-based profile. M&A activity also positively impacted performance as assets migrated to MLPs from larger integrated energy companies. On a broader basis, crude oil pipelines experienced some downward pressure during the quarter due in part to narrowing of location price differentials. However, this was mitigated by the fund’s specific holdings, which were generally less affected.

(Unaudited)

2013 3rd Quarter Report       1

The fund paid a distribution of $0.425 per common share ($1.70 annualized) to stockholders on Sept. 3, 2013, an increase of 0.6 percent quarter over quarter and 2.4 percent year over year. This distribution represented an annualized yield of 5.3 percent based on the fund’s third fiscal quarter closing price of $32.35. The distribution payout coverage (distributable cash flow divided by distributions) for the fiscal quarter was 112.3 percent, reflective of our emphasis on sustainability. The fund ended the period with leverage (including bank debt, senior notes and preferred stock) at 15.7 percent of total assets. Additional information about the fund’s financial performance, distributions, and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

The unconventional oil and gas revolution taking place in North America today is profoundly altering the energy landscape. Prolific oil and gas production is creating opportunities for energy companies across the energy value chain. In particular, midstream MLPs continue to see solid distribution growth as a result of the robust infrastructure build-out taking place. We remain enthusiastic about these opportunities and about the future of North American energy. We look forward to serving you as your professional investment adviser as this compelling story continues.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

1 American Petroleum Institution, 2013
2 Citi, 2012
3 Energy Information Administration, 2013

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Production sub sector indices. The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise Energy Capital Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012		2013
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions received from master limited partnerships	$12,285	$12,457	$12,664	$13,128	$13,410
Dividends paid in stock	893	984	1,020	852	719
Total from investments	13,178	13,441	13,684	13,980	14,129
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	1,994	2,083	2,148	2,449	2,516
Other operating expenses	224	225	267	264	265
	2,218	2,308	2,415	2,713	2,781
Distributable cash flow before leverage costs and current taxes	10,960	11,133	11,269	11,267	11,348
Leverage costs(2)	2,011	1,999	2,009	1,995	1,784
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$8,949	$9,134	$9,260	$9,272	$9,564
As a percent of average total assets(5)
Total from investments	6.22%	6.08%	5.97%	5.43%	5.34%
Operating expenses before leverage costs and current taxes	1.05%	1.04%	1.05%	1.05%	1.05%
Distributable cash flow before leverage costs and current taxes	5.17%	5.04%	4.92%	4.38%	4.29%
As a percent of average net assets(5)
Total from investments	10.23%	9.97%	9.87%	8.82%	8.71%
Operating expenses before leverage costs and current taxes	1.72%	1.71%	1.74%	1.71%	1.71%
Leverage costs and current taxes	1.56%	1.48%	1.45%	1.26%	1.10%
Distributable cash flow	6.95%	6.78%	6.68%	5.85%	5.90%

Selected Financial Information
Distributions paid on common stock	$8,161	$8,275	$8,354	$8,446	$8,515
Distributions paid on common stock per share	0.4150	0.4175	0.4200	0.4225	0.4250
Distribution coverage percentage for period(6)	109.7%	110.4%	110.9%	109.8%	112.3%
Net realized gain, net of income taxes, for the period	11,088	38,951	11,821	18,051	5,662
Total assets, end of period	872,718	889,880	979,059	1,021,518	1,040,592
Average total assets during period(7)	842,318	889,090	928,983	1,021,365	1,050,674
Leverage(8)	161,900	171,800	162,700	160,000	163,300
Leverage as a percent of total assets	18.6%	19.3%	16.6%	15.7%	15.7%
Net unrealized appreciation, end of period	265,407	241,412	293,189	307,140	319,764
Net assets, end of period	531,497	540,491	594,500	620,318	628,145
Average net assets during period(9)	512,418	542,324	562,323	628,648	643,415
Net asset value per common share	27.01	27.23	29.89	30.99	31.35
Market value per share	27.43	28.57	32.92	32.88	32.35
Shares outstanding (actual)	19,674,462	19,846,818	19,889,616	20,017,007	20,037,096

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, premium on redemption of MRP stock and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 3rd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $19 million during the 3rd quarter, primarily as a result of increased market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations and asset-based expenses increased from the previous quarter. Total leverage as a percent of total assets was unchanged and we increased our quarterly distribution to $0.425 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other recurring leverage expenses, distributions to preferred stockholders, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

4       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited) (Continued)

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 3rd quarter 2013 were approximately $14.1 million, an increase of 7.2 percent as compared to 3rd quarter 2012 and an increase of 1.1 percent as compared to 2nd quarter 2013. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from equity and leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.05 percent of average total assets for the 3rd quarter 2013, unchanged as compared to 3rd quarter 2012 and 2nd quarter 2013. Advisory fees for the 3rd quarter 2013 increased 2.7 percent from 2nd quarter 2013 as a result of increased average managed assets for the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses were relatively unchanged as compared to 2nd quarter 2013.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $1.8 million for the 3rd quarter 2013, a decrease of approximately 10.6 percent as compared to 2nd quarter 2013. The decrease is due to the impact of refinancing approximately $35 million of long-term debt in June 2013 along with lower effective interest rates on our short-term credit facility and lower utilization of the facility during the quarter.

The weighted average annual rate of our leverage at August 31, 2013 was 4.12 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 3rd quarter 2013, our DCF was approximately $9.6 million, an increase of 6.9 percent as compared to 3rd quarter 2012 and an increase of 3.1 percent as compared to 2nd quarter 2013. These changes are the net result of distributions and expenses as outlined above. We declared a distribution of $8.5 million, or $0.425 per share, during the quarter. This represents an increase of $0.01 per share as compared to 3rd quarter 2012 and an increase of $0.0025 per share as compared to 2nd quarter 2013.

Our distribution coverage ratio was 112.3 percent for 3rd quarter 2013. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 3rd quarter 2013 (in thousands):

	2013	3rd Qtr
	YTD	2013
Net Investment Loss, before Income Taxes	$(10,126)	$(3,734)
Adjustments to reconcile to DCF:
Dividends paid in stock	2,591	719
Distributions characterized as return of capital	35,452	12,522
Amortization of debt issuance costs	179	57
DCF	$28,096	$9,564

Liquidity and Capital Resources

We had total assets of $1.0 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 3rd quarter 2013, total assets increased $19 million, primarily the result of an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) of approximately $14.6 million and increase in leverage utilization as compared to the prior quarter-end.

Total leverage outstanding at August 31, 2013 was $163.3 million, an increase of $3.3 million as compared to May 31, 2013. Outstanding leverage is comprised of $104.4 million in senior notes, $50 million in Mandatory Redeemable Preferred (“MRP”) stock and $8.9 million outstanding under the credit facility, with 91.5 percent of leverage with fixed rates and a weighted average maturity of 4.2 years. Total leverage represented 15.7 percent of total assets at August 31, 2013, as compared to 15.7 percent as of May 31, 2013 and 18.6 percent as of August 31, 2012. Our leverage as a percent of total assets remains below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment

2013 3rd Quarter Report       5

Management’s Discussion (Unaudited) (Continued)

opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $154.4 million on August 31, 2013 was comprised of 68 percent private placement debt and 32 percent publicly traded preferred equity with a weighted average rate of 4.25 percent and weighted average laddered maturity of 4.4 years.

Our MRP Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after May 1, 2013 and on or prior to May 1, 2014 at $10.10 per share. Any optional redemption after May 1, 2014 and on or prior to May 1, 2015 will be at $10.05 per share. Any redemption after May 1, 2015 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we issued $45,000,000 of privately placed debt on September 27, 2013. Tranches of debt issued include $12,000,000 of Series M Notes which carry a fixed interest rate of 2.75 percent and mature on September 27, 2017, $15,000,000 of Series N Notes which carry a fixed interest rate of 3.48 percent and mature on September 27, 2019, $13,000,000 of Series O Notes which carry a fixed interest rate of 4.21 percent and mature on September 27, 2022, and $5,000,000 of Series P Notes which carry a floating interest rate based on 3-month LIBOR plus 1.35 percent and mature on September 27, 2018. The proceeds will be used to fund the purchase of additional portfolio investments consistent with our investment philosophy.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

As of November 30, 2012, we had approximately $15 million in net operating losses. To the extent we have taxable income in the future that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2013, our investments are valued at $1.039 billion, with an adjusted cost of $542 million. The $497 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At August 31, 2013, the balance sheet reflects a net deferred tax liability of approximately $237.5 million or $11.85 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise Energy Capital Corp.

Schedule of Investments August 31, 2013
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 165.4%(1)

Crude/Refined Products Pipelines — 60.8%(1)
United States — 60.8%(1)
Buckeye Partners, L.P.	727,700	$50,939,000
Enbridge Energy Partners, L.P.	1,372,700	40,933,914
Genesis Energy, L.P.	99,331	4,834,440
Holly Energy Partners, L.P.	559,000	19,861,270
Magellan Midstream Partners, L.P.	1,404,600	76,213,596
MPLX LP	268,481	9,584,772
NuStar Energy L.P.	280,500	11,699,655
Oiltanking Partners, L.P.	198,600	9,632,100
Phillips 66 Partners LP	164,400	5,058,588
Plains All American Pipeline, L.P.	1,318,400	66,658,304
Rose Rock Midstream, L.P.	75,312	2,460,443
Sunoco Logistics Partners L.P.	1,087,060	69,832,734
Tesoro Logistics LP	260,300	13,952,080
		381,660,896
Natural Gas/Natural Gas Liquids Pipelines — 78.6%(1)
United States — 78.6%(1)
Boardwalk Pipeline Partners, LP	1,282,700	38,557,962
El Paso Pipeline Partners, L.P.	1,146,843	47,857,758
Energy Transfer Equity, L.P.	277,200	17,832,276
Energy Transfer Partners, L.P.	1,038,200	53,228,514
Enterprise Products Partners L.P.	1,220,300	72,510,226
EQT Midstream Partners, LP	239,100	11,450,499
Inergy Midstream, L.P.	427,886	9,944,071
Kinder Morgan Energy Partners, L.P.	340,820	27,797,279
Kinder Morgan Management, LLC(2)	553,243	44,170,891
ONEOK Partners, L.P.	551,000	27,324,090
Regency Energy Partners LP	1,705,700	46,105,071
Spectra Energy Partners, LP	904,000	37,678,720
TC PipeLines, LP	402,200	19,434,304
Williams Partners L.P.	810,500	39,981,965
		493,873,626
Natural Gas Gathering/Processing — 26.0%(1)
United States — 26.0%(1)
Access Midstream Partners, L.P.	922,400	42,070,664
Crestwood Midstream Partners LP	167,900	4,355,326
DCP Midstream Partners, LP	654,200	31,355,806
MarkWest Energy Partners, L.P.	368,600	24,618,794
Summit Midstream Partners, LP	177,600	5,857,248
Targa Resources Partners LP	465,000	22,719,900
Western Gas Partners LP	548,500	32,438,290
		163,416,028
Total Master Limited Partnerships and
Related Companies (Cost $541,967,123)		1,038,950,550

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(3) (Cost $137,074)	137,074	137,074
Total Investments — 165.4%(1)
(Cost $542,104,197)		1,039,087,624
Other Assets and Liabilities — (40.8%)(1)		(256,542,366)
Long-Term Debt Obligations — (16.6%)(1)		(104,400,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.0%)(1)		(50,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$628,145,258

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of August 31, 2013.

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       7

Statement of Assets & Liabilities August 31, 2013
(Unaudited)

Assets
Investments at fair value (cost $542,104,197)	$1,039,087,624
Receivable for Adviser fee waiver	6,248
Current tax asset	208,084
Prepaid expenses and other assets	1,289,735
Total assets	1,040,591,691
Liabilities
Payable to Adviser	1,721,809
Distributions payable to common stockholders	8,515,773
Accrued expenses and other liabilities	1,393,164
Deferred tax liability	237,515,687
Short-term borrowings	8,900,000
Long-term debt obligations	104,400,000
Mandatory redeemable preferred stock
($10.00 liquidation value per share;
5,000,000 shares outstanding)	50,000,000
Total liabilities	412,446,433
Net assets applicable to common stockholders	$628,145,258
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 20,037,096 shares issued
and outstanding (100,000,000 shares authorized)	$20,037
Additional paid-in capital	230,305,077
Accumulated net investment loss, net of income taxes	(81,806,442)
Undistributed realized gain, net of income taxes	159,862,594
Net unrealized appreciation of investments, net of income taxes	319,763,992
Net assets applicable to common stockholders	$628,145,258
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$31.35

Statement of Operations Period from December 1, 2012 through August 31, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$39,201,282
Less return of capital on distributions	(35,451,506)
Net distributions from master limited partnerships	3,749,776
Dividends from money market mutual funds	251
Total Investment Income	3,750,027
Operating Expenses
Advisory fees	7,141,609
Administrator fees	294,552
Professional fees	135,421
Directors’ fees	81,992
Stockholder communication expenses	75,077
Fund accounting fees	52,942
Custodian fees and expenses	33,773
Registration fees	32,618
Franchise fees	21,030
Stock transfer agent fees	13,034
Other operating expenses	55,687
Total Operating Expenses	7,937,735
Leverage Expenses
Interest expense	4,230,123
Distributions to mandatory redeemable preferred stockholders	1,481,266
Amortization of debt issuance costs	179,354
Other leverage expenses	76,115
Total Leverage Expenses	5,966,858
Total Expenses	13,904,593
Less fees waived by Adviser	(28,862)
Net Expenses	13,875,731
Net Investment Loss, before Income Taxes	(10,125,704)
Deferred tax benefit	3,122,390
Net Investment Loss	(7,003,314)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	56,155,959
Current tax expense	(33,611)
Deferred tax expense	(20,588,426)
Income tax expense	(20,622,037)
Net realized gain on investments	35,533,922
Net unrealized appreciation of investments, before income taxes	123,823,038
Deferred tax expense	(45,471,278)
Net unrealized appreciation of investments	78,351,760
Net Realized and Unrealized Gain on Investments	113,885,682
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$106,882,368

See accompanying Notes to Financial Statements.

8       Tortoise Energy Capital Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2012
	through	Year Ended
	August 31, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(7,003,314)	$(11,362,253)
Net realized gain on investments	35,533,922	50,079,819
Net unrealized appreciation of investments	78,351,760	26,987,037
Net increase in net assets applicable to common stockholders resulting from operations	106,882,368	65,704,603
Distributions to Common Stockholders
Return of capital	(25,315,292)	(32,577,041)
Capital Stock Transactions
Proceeds from shelf offerings of 149,429 and 189,723 common shares, respectively	4,882,019	5,313,493
Underwriting discounts and offering expenses associated with the issuance of common stock	(66,128)	(164,695)
Issuance of 40,849 and 75,921 common shares from reinvestment of distributions to stockholders, respectively	1,271,516	2,085,579
Net increase in net assets applicable to common stockholders from capital stock transactions	6,087,407	7,234,377
Total increase in net assets applicable to common stockholders	87,654,483	40,361,939
Net Assets
Beginning of period	540,490,775	500,128,836
End of period	$628,145,258	$540,490,775
Accumulated net investment loss, net of income taxes, end of period	$(81,806,442)	$(74,803,128)

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through August 31, 2013
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$39,201,282
Dividend income received	253
Purchases of long-term investments	(99,287,328)
Proceeds from sales of long-term investments	93,091,310
Purchases of short-term investments, net	(48,789)
Interest expense paid	(4,437,703)
Distributions to mandatory redeemable preferred stockholders	(1,481,265)
Other leverage expenses paid	(90,290)
Income taxes refunded	10,250
Operating expenses paid	(7,633,354)
Net cash provided by operating activities	19,324,366
Cash Flows From Financing Activities
Advances from revolving line of credit	81,300,000
Repayments on revolving line of credit	(90,100,000)
Issuance of long-term debt obligations	35,000,000
Redemption of long-term debt obligations	(34,700,000)
Issuance of common stock	4,882,019
Common stock issuance costs	(127,806)
Debt issuance costs	(50,561)
Distributions paid to common stockholders	(15,528,018)
Net cash used in financing activities	(19,324,366)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$106,882,368
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(99,287,328)
Proceeds from sales of long-term investments	93,091,310
Purchases of short-term investments, net	(48,789)
Return of capital on distributions received	35,451,506
Deferred tax expense	62,937,314
Net unrealized appreciation of investments	(123,823,038)
Net realized gain on investments	(56,155,959)
Amortization of debt issuance costs	179,354
Changes in operating assets and liabilities:
Decrease in current tax asset	43,861
Increase in prepaid expenses and other assets	(111,533)
Increase in payable to Adviser, net of fees waived	314,559
Decrease in accrued expenses and other liabilities	(149,259)
Total adjustments	(87,558,002)
Net cash provided by operating activities	$19,324,366
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,271,516

See accompanying Notes to Financial Statements.

10       Tortoise Energy Capital Corp.

Financial Highlights
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$27.23	$25.54	$25.27	$19.90	$12.85	$27.84
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.35)	(0.58)	(0.75)	(0.60)	(0.20)	(0.89)
Net realized and unrealized gains (losses) on investments
and interest rate swap contracts(2)(3)	5.73	3.93	2.64	7.50	8.88	(12.05)
Total income (loss) from investment operations	5.38	3.35	1.89	6.90	8.68	(12.94)
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	(0.04)	(0.35)
Distributions to Common Stockholders
Return of capital	(1.27)	(1.66)	(1.62)	(1.60)	(1.60)	(1.70)
Capital Stock Transactions
Premiums less underwriting discounts and offering costs
on issuance of common stock(4)	0.01	(0.00)	0.00	0.07	0.01	—
Net Asset Value, end of period	$31.35	$27.23	$25.54	$25.27	$19.90	$12.85
Per common share market value, end of period	$32.35	$28.57	$26.21	$27.06	$22.38	$11.11
Total Investment Return Based on Market Value(5)	17.89%	15.92%	3.10%	29.31%	120.32%	(52.44)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$628,145	$540,491	$500,129	$488,835	$356,015	$224,483
Average net assets (000’s)	$611,821	$527,912	$495,831	$435,781	$289,712	$402,149
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.56%	1.54%	1.51%	1.46%	1.51%	1.84%
Other operating expenses	0.17	0.18	0.22	0.26	0.38	0.30
Fee waiver(7)	(0.01)	(0.00)	(0.00)	—	—	—
Subtotal	1.72	1.72	1.73	1.72	1.89	2.14
Leverage expenses(8)	1.30	1.93	2.20	2.23	2.02	4.37
Income tax expense (benefit)(9)	13.71	7.63	4.74	17.59	22.42	(28.32)
Total expenses	16.73%	11.28%	8.67%	21.54%	26.33%	(21.81)%

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       11

Financial Highlights (Continued)
	Period from
	December 1, 2012	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	August 31, 2013	2012	2011	2010	2009	2008
	(Unaudited)
Ratio of net investment loss to average net assets
before fee waiver(6)(8)	(1.53)%	(2.15)%	(2.93)%	(2.65)%	(1.53)%	(3.67)%
Ratio of net investment loss to average net assets
after fee waiver(6)(8)	(1.52)%	(2.15)%	(2.92)%	(2.65)%	(1.53)%	(3.67)%
Portfolio turnover rate	9.33%	17.90%	19.37%	12.92%	14.86%	6.44%
Short-term borrowings, end of period (000’s)	$8,900	$17,700	$12,900	$7,400	$14,600	—
Long-term debt obligations, end of period (000’s)	$104,400	$104,100	$104,100	$90,000	$90,000	$90,000
Preferred stock, end of period (000’s)	$50,000	$50,000	$50,000	$65,000	$60,000	$95,000
Per common share amount of long-term debt obligations
outstanding, end of period	$5.21	$5.25	$5.32	$4.65	$5.03	$5.15
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$36.56	$32.48	$30.86	$29.92	$24.93	$18.00
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(10)	$6,985	$5,848	$5,702	$6,686	$4,977	$4,550
Asset coverage ratio of long-term debt obligations
and short-term borrowings(10)	699%	585%	570%	669%	498%	455%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(11)	—	—	—	—	—	$55,336
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(11)	$48	$41	$40	$40	$32	—
Asset coverage ratio of preferred stock(11)	485%	415%	399%	401%	316%	221%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.
(4)	Represents the premiums on the shelf offerings of $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the period from December 1, 2012 through August 31, 2013. Represents the premiums on the shelf offering of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2012. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2011. Represents the premiums on the shelf offerings of $0.10 per share, less the underwriting discount and offering costs of $0.03 per share for the year ended November 30, 2010. Represents the premiums on the shelf offerings of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Amount is less than $0.01 for the years ended November 30, 2012 and 2011.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2012 and 2011.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2012 through August 31, 2013, the Company accrued $33,611 for net current income tax expense and $62,937,314 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $156,831 for net current income tax expense and $40,105,889 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $490,272 for current income tax expense and $23,004,007 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $409,606 for net current income tax expense and $76,240,282 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $427,891 for net current income tax expense and $114,309,765 for net deferred income tax benefit.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited) August 31, 2013

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $1,179,000 or $0.059 per share ($745,000 or $0.037 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $637,000 or $0.032 per share ($402,000 or $0.020 per share, net of deferred tax benefit), and a decrease in realized gains of approximately $542,000 or $0.027 per share ($343,000 or $0.017 per share, net of deferred tax benefit) for the period from December 1, 2012 through August 31, 2013.

2013 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in pre-tax net investment income of approximately $55,000 or $0.003 per share ($35,000 or $0.002 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $141,000 or $0.007 per share ($89,000 or $0.005 per share, net of deferred tax expense), and a decrease in realized gains of approximately $86,000 or $0.004 per share ($54,000 or $0.003 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 and the period ended August 31, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2013.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and are paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2012 and the period ended August 31, 2013 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2013.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $17,309 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2013. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2013 for the Series J Notes ($18,057), Series K Notes ($18,057), and Series L Notes ($14,447).

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended August 31, 2013.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to

14       Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited) (Continued)

other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The Company has adopted these amendments, which did not have an impact on the financial statements.

3. Concentration Risk

Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$1,940,866
AMT credit	657,044
Organization costs	10,126
2,608,036
Deferred tax liabilities:
Basis reduction of investment in MLPs	57,233,822
Net unrealized gains on investment securities	182,889,901
240,123,723
Total net deferred tax liability	$237,515,687

At August 31, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable

2013 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended August 31, 2013, as follows:

Application of statutory income tax rate	$59,448,653
State income taxes, net of federal tax benefit	3,057,360
Change in deferred tax liability due to change in
overall tax rate	153,774
Nondeductible payments on preferred stock	597,304
Dividends received deduction	(286,166)
Total income tax expense	$62,970,925

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 36.78 percent to 36.80 percent due to anticipated state apportionment of income and gains.

For the period from December 1, 2012 through August 31, 2013, the components of income tax expense include the following:

Current tax expense (benefit)
AMT	$(30,943)
State	64,554
Total current tax expense	33,611
Deferred tax expense
Federal	59,858,859
State (net of federal tax benefit)	3,078,455
Total deferred tax expense	62,937,314
Total income tax expense	$62,970,925

As of November 30, 2012, the Company had a net operating loss for federal income tax purposes of approximately $15,454,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $4,322,000, $31,000, $10,079,000, $958,000, $30,000 and $34,000 in the years ending November 30, 2027 through November 30, 2032. The amount of deferred tax asset for net operating losses at August 31, 2013 includes amounts for the period from December 1, 2012 through August 31, 2013. As of November 30, 2012, the Company utilized its capital loss carryforward of approximately $23,000,000. As of November 30, 2012, an AMT credit of $657,044 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2013, the aggregate cost of securities for federal income tax purposes was $386,577,509. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $652,761,967, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $251,852 and the net unrealized appreciation was $652,510,115.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2013. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,038,950,550	$1,038,950,550	$—	$—
Other Securities:
Short-Term Investment(b)	137,074	137,074	—	—
Total Assets	$1,039,087,624	$1,039,087,624	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through August 31, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

16       Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited) (Continued)

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended August 31, 2013.

7. Investment Transactions

For the period from December 1, 2012 through August 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $99,287,328 and $93,091,310 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $104,400,000 aggregate principal amount of private senior notes, Series D, Series G, Series H, Series I, Series J, Series K, and Series L (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series D, Series H, Series I, Series J, Series K, and Series L Notes accrue interest at fixed rates and the Series G Notes accrue interest at an annual rate that resets each quarter based on 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The Company’s Series F Notes with a notional amount of $34,700,000 and fixed interest rate of 6.02 percent were paid in full upon maturity on June 17, 2013.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series G Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2013.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series D	December 21, 2014	6.07%		$39,400,000	$42,002,416
Series G	June 15, 2014	1.62	%(1)	5,000,000	5,000,000
Series H	June 15, 2016	3.88%		12,500,000	13,124,264
Series I	June 15, 2018	4.55%		12,500,000	13,425,005
Series J	June 14, 2020	2.77%		12,500,000	11,864,789
Series K	June 14, 2021	2.98%		12,500,000	11,802,979
Series L	June 14, 2025	3.48%		10,000,000	9,283,756
				$104,400,000	$106,503,209

(1)	Floating rate; rate effective for period from June 15, 2013 through September 15, 2013. The weighted-average interest rate for the period from December 1, 2012 through August 31, 2013 was 1.64 percent.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 5,000,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) C Stock and all 5,000,000 shares are outstanding at August 31, 2013. The MRP C Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on May 1, 2018. The MRP C Stock pays cash distributions on the first business day of each month at an annual rate of 3.95 percent. The shares of MRP C Stock trade on the NYSE under the symbol “TYY Pr C.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of

2013 3rd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At August 31, 2013, the estimated fair value of the MRP C Stock is based on the closing market price of $10.129 per share and is a Level 1 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of August 31, 2013.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.95%	5,000,000	$50,000,000	$50,645,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

As of August 31, 2013, the Company has a $40,000,000 unsecured, revolving credit facility that matures on June 16, 2014. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Effective June 17, 2013, outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent. For the period from December 1, 2012 through June 16, 2013, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2013 was approximately $17,400,000 and 1.41 percent, respectively. At August 31, 2013, the principal balance outstanding was $8,900,000 at an interest rate of 1.31 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2013, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 20,037,096 shares outstanding at August 31, 2013. Transactions in common stock for the period ended August 31, 2013, were as follows:

Shares at November 30, 2012	19,846,818
Shares sold through shelf offerings	149,429
Shares issued through reinvestment of distributions	40,849
Shares at August 31, 2013	20,037,096

12. Subsequent Events

On September 3, 2013, the Company paid a distribution in the amount of $0.4250 per common share, for a total of $8,515,766. Of this total, the dividend reinvestment amounted to $558,438.

On September 27, 2013, the Company issued $12,000,000 of Series M Notes which carry a fixed interest rate of 2.75 percent and mature on September 27, 2017, $15,000,000 of Series N Notes which carry a fixed interest rate of 3.48 percent and mature on September 27, 2019, $13,000,000 of Series O Notes which carry a fixed interest rate of 4.21 percent and mature on September 27, 2022 and $5,000,000 of Series P Notes which carry a floating interest rate based on 3-month LIBOR plus 1.35 percent and mature on September 27, 2018.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Energy Capital Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2013, the aggregate compensation paid by the Company to the independent directors was $80,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2013 3rd Quarter Report       19

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,080	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$389

Tortoise Energy Capital Corp.		Midstream Equity	$1,092	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$449

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,927	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$230

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$260

(1)	As of 9/30/13

TYY
LISTED
NYSE

Tortoise Energy Capital Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.